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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934





      Date of Report (Date of earliest event reported): September 10, 2002





                          SCB Computer Technology, Inc.
             (Exact name of registrant as specified in its charter)





         Tennessee                     000-27694                      62-1201561
(State or other jurisdiction          (Commission                  (IRS Employer
 of  incorporation)                    File Number)       Identification Number)


3800 Forest Hill-Irene Road, Suite 100, Memphis, Tennessee                 38125
    (Address of principal executive offices)                           (ZipCode)


       Registrant's telephone number, including area code: (901) 754-6577


                                       N/A
          (Former name or former address, if changed since last report)



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



Item 5.   Other Events

On September 10, 2002, SCB Computer Technology, Inc. (the "Company") announced that its board of directors has approved a stock repurchase program that authorizes the Company to repurchase up to $3 million of common stock. The stock repurchase program authorizes the Company to repurchase shares of its common stock from time to time in the open market and through privately negotiated transactions. The Company will base its decisions to repurchase shares on the prevailing market conditions, the availability of cash to fund the repurchases, and other relevant factors. All repurchases will be conducted in accordance with applicable laws, rules and regulations and the limitations imposed under the Company's credit facility. Repurchased shares of common stock will be added to the Company's treasury shares and will be available for future corporate uses. The Company may discontinue the stock repurchase program at any time. A copy of the press released issued by the Company on September 10, 2002, announcing the stock repurchase program is filed as Exhibit 99 hereto.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits.

                The following exhibit is filed as part of this report:

Exhibit
Number                          Description of Exhibit
------                          ----------------------
99       Press release issued by SCB Computer Technology,  Inc. on September 10,
         2002.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   September 11, 2002

                                                SCB COMPUTER TECHNOLOGY, INC.



                                                By: /s/  Michael J. Boling
                                                --------------------------------
                                                Michael J. Boling
                                                Executive Vice President
                                                and Chief Financial Officer

                                  Exhibit Index


Exhibit
Number                           Description of Exhibit
------                           ----------------------
99       Press release issued by SCB Computer Technology,  Inc. on September 11,
         2002.

                                                                      EXHIBIT 99

                                 [Name and Logo]

Contacts: T. Scott Cobb                             Michael J. Boling, CPA
          President and Chief Executive Officer     Executive Vice President,
          901-754-6577                              Chief Financial Officer, and
                                                    Treasurer
                                                    901-754-6577


                          SCB Computer Technology, Inc.
                       Announces Stock Repurchase Program


Memphis, TN, September 10, 2002 -- SCB Computer Technology, Inc. (OTCBB: SCBI) announced today that its board of directors has approved a stock repurchase program that authorizes the company to repurchase up to $3 million of common stock.

T. Scott Cobb, the company's President and Chief Executive Officer, said, "Based on our operating and financial results, we believe that our common stock is undervalued, and that the repurchase of our shares at this time represents a prudent use of the company's resources."

The stock repurchase program authorizes the company to repurchase shares of its common stock from time to time in the open market and through privately negotiated transactions. The company will base its decisions to repurchase shares on the prevailing market conditions, the availability of cash to fund the repurchases, and other relevant factors. All repurchases will be conducted in accordance with applicable laws, rules and regulations and the limitations imposed under the company's credit facility. Repurchased shares of common stock will be added to the company's treasury shares and will be available for future corporate uses. The company may discontinue the stock repurchase program at any time.

This press release may contain forward-looking statements. All statements other than statements of historical fact made in this press release are forward-looking statements. Forward-looking statements reflect management's current assumptions, beliefs, and expectations and are subject to risks and uncertainties, including those discussed in the company's filings with the Securities and Exchange Commission (including the company's annual report on Form 10-K for the fiscal year ended April 30, 2002), that could cause actual results to differ materially from historical or anticipated results. The company undertakes no obligation to update the forward-looking information except as required by law.

SCB Computer Technology, Inc., based in Memphis, Tennessee, is a leading provider of information technology consulting, outsourcing, and staffing services to state and local governments, and commercial enterprises, including a number of Fortune 500 companies. Since its inception over a quarter-century ago, SCB has consistently delivered top-quality, cost-effective IT services through long-term engagements with its clients. For additional information, visit SCB's website at http://www.scb.com.


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